UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021 (May 18, 2021)

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2021, 3D Systems Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 89,808,965 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 71.9% of the total shares entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

As set forth below, the Company’s stockholders elected the following directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees for Election to Board of Directors
Malissia R. Clinton	67,329,362	1,353,126	143,338	20,983,139
William E. Curran	67,702,458	938,866	184,502	20,983,139
Thomas W. Erickson	52,361,042	16,309,639	155,145	20,983,139
Dr. Jeffrey A. Graves	65,149,702	3,512,950	163,174	20,983,139
Charles W. Hull	68,349,351	334,237	142,238	20,983,139
William D. Humes	68,138,061	520,007	167,758	20,983,139
Jim D. Kever	41,957,002	26,685,336	183,488	20,983,139
Charles G. McClure, Jr.	68,267,095	384,113	174,618	20,983,139
Kevin S. Moore	65,701,860	2,939,034	184,932	20,983,139
Dr. Vasant Padmanabhan	68,398,533	263,114	164,179	20,983,139
Dr. John J. Tracy	68,399,881	276,919	149,026	20,983,139
Dr. Jeffrey Wadsworth	52,347,211	16,303,356	175,259	20,983,139

Proposal Two:

As set forth below, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,840,554	4,745,042	240,230	20,983,139

Proposal Three:

As set forth below, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions
89,921,910	648,060	238,995

Proposal Four:

As set forth below, the Company’s stockholders rejected a stockholder proposal to reduce the ownership required for stockholders to call a special meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,647,389	55,845,492	332,945	20,983,139

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 19, 2021
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary